UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 8, 2007

STAR GAS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14129	06-1437793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2187 Atlantic Street, Stamford, CT 06902

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (203) 328-7310

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Star Gas Partners, L.P., a Delaware limited partnership (“Star” or the “Partnership”) is providing the following information concerning its partnership management to comply with the corporate governance requirements of the New York Stock Exchange Inc. (“NYSE”) on which the Partnership’s common units are traded (“SGU”), as a result of the previously announced delay in the filing of the Partnership’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

Partnership Management

Effective as of April 28, 2006, Star Gas LLC withdrew as the general partner of the Partnership and Kestrel Heat, LLC, a Delaware limited liability company (“Kestrel Heat”) became the general partner of the Partnership. Kestrel Heat is wholly-owned by Kestrel Energy Partners, LLC, a Delaware limited liability company (“Kestrel”). Kestrel appoints all of the directors of Kestrel Heat. Kestrel is a private equity investment partnership formed by Yorktown Energy Partners VI, L.P. (“Yorktown”), Paul A. Vermylen and other investors.

Kestrel Heat, as the general partner of the Partnership, oversees the activities of the Partnership. Unitholders do not directly or indirectly participate in the management or operation of the Partnership or elect the directors of the general partner. The Board of Directors of the general partner has adopted a set of Partnership Governance Guidelines in accordance with the requirements of the New York Stock Exchange. A copy of these Guidelines is available on the Partnership’s website at www.Star-Gas.com or a copy may be obtained without charge by contacting Richard F. Ambury, (203) 328-7300.

As of December 14, 2006, Kestrel Heat and its affiliates owned an aggregate of 12,803,128 common units, representing 16.9% of the issued and outstanding common units, and Kestrel Heat owned 325,729 general partner units.

The general partner owes a fiduciary duty to the unitholders. However, our partnership agreement contains provisions that allow the general partner to take into account the interests of parties other than the Limited Partners in resolving conflict of interest, thereby limiting such fiduciary duty. Notwithstanding any limitation on obligations or duties, the general partner will be liable, as the general partner of the Partnership, for all debts of the Partnership (to the extent not paid by the Partnership), except to the extent that indebtedness or other obligations incurred by the Partnership are made specifically non-recourse to the general partner.

As is commonly the case with publicly traded limited partnerships, the general partner does not directly employ any of the persons responsible for managing or operating the Partnership.

Directors and Executive Officers of the General Partner

Directors are elected for one-year terms. The following table shows certain information for directors and executive officers of the general partner as of December 29, 2006:

Name	Age	Position
Paul A. Vermylen, Jr.	60	Chairman, Director
Joseph P. Cavanaugh	69	Chief Executive Officer and Director
Daniel P. Donovan	60	President, Chief Operating Officer and Director
Richard F. Ambury	49	Chief Financial Officer
Richard G. Oakley	46	Vice President and Controller
Henry D. Babcock (1)	66	Director
C. Scott Baxter (1)	45	Director
Bryan H. Lawrence	64	Director
Sheldon B. Lubar	77	Director
William P. Nicoletti (1)	61	Director

(1)	Audit Committee member

Paul A. Vermylen, Jr. Mr. Vermylen has been the Chairman and a director of Kestrel Heat since April 28, 2006. Mr. Vermylen is a founder of Kestrel and has served as its President and as a manager since July, 2005. Mr. Vermylen has been employed since 1971, serving in various capacities, including as a Vice President of Citibank N.A. and Vice President-Finance of Commonwealth Oil Refining Co. Inc. Mr. Vermylen served as Chief Financial Officer of Meenan Oil Co., L.P. from 1982 until 1992 and as President of Meenan Oil Co., L.P. until 2001, when Meenan was acquired by the Partnership. Since 2001, Mr. Vermylen has pursued private investment opportunities. Mr. Vermylen serves as a director of certain non-public companies in the energy industry in which Kestrel holds equity interests including Downeast LNG, Inc., COALition Energy, LLC and Moneta Energy Services Ltd. Mr. Vermylen is a graduate of Georgetown University and has a M.B.A. from Columbia University.

Joseph P. Cavanaugh. Mr. Cavanaugh has been Chief Executive Officer and a director of Kestrel Heat since April 28, 2006. Mr. Cavanaugh was Chief Executive Officer and a director of Star Gas from March 2005 until April 28, 2006. From December 2004, after the sale of the Partnership’s propane segment to Inergy L.P. to March 2005, Mr. Cavanaugh was employed by

Inergy to direct the transition of the business to them. From March 1999 to December 2004 Mr. Cavanaugh was Chief Executive Officer of the Partnership’s propane segment. From December 1997 to March 1999, Mr. Cavanaugh served as President and Chief Executive Officer of Star Gas Corporation, a predecessor general partner. From October 1969 to December 1997, Mr. Cavanaugh held various financial and management positions with Petro. Mr. Cavanaugh is a graduate of Iona College and has an MS from Pace University.

Daniel P. Donovan. Mr. Donovan has been President and Chief Operating Officer and a director of Kestrel Heat since April 28, 2006. Mr. Donovan was President and Chief Operating Officer of Star Gas from May 2004 until April 28, 2006. From January 1980 to May 2004, he held various management positions with Meenan Oil Co. LP, including Vice President and General Manager from 1998 to 2004. Mr. Donovan worked for Mobil Oil Corp. from 1971 to 1980. His last position with Mobil was President and General Manager of its heating oil subsidiary in New York City and Long Island. Mr. Donovan is a graduate of St. Francis College in Brooklyn, New York and received an M.B.A. from Iona College.

Richard F. Ambury. Mr. Ambury has been Chief Financial Officer, Treasurer and Secretary of Kestrel Heat since April 28, 2006. Mr. Ambury was Chief Financial Officer, Treasurer and Secretary of Star Gas from May 2005 until April 28, 2006. From November 2001 to May 2005, Mr. Ambury was Vice President and Treasurer of Star Gas. From March 1999 to November 2001, Mr. Ambury was Vice President of Star Gas Propane, L.P. From February 1996 to March 1999, Mr. Ambury served as Vice President—Finance of Star Gas Corporation, the predecessor general partner. Mr. Ambury was employed by Petro from June 1983 through February 1996, where he served in various accounting/finance capacities. From 1979 to 1983, Mr. Ambury was employed by a predecessor firm of KPMG, a public accounting firm. Mr. Ambury has been a Certified Public Accountant since 1981 and is a graduate of Marist College.

Richard G. Oakley. Mr. Oakley has been Vice President and Controller of Kestrel Heat since May 22, 2006. From September 1982 until May 2006 he held various positions with Meenan Oil Co. LP, most recently that of Controller since 1993. Mr. Oakley is a graduate of Long Island University.

Henry D. Babcock. Mr. Babcock has been a director of Kestrel Heat since April 28, 2006. Mr. Babcock is Chairman of Train, Babcock Advisors LLC, a privately-owned registered investment advisor. He joined the firm in 1976, became a partner in 1980 and CEO in 1999. Prior to this, he ran an affiliated venture capital company that was active the in the U.S. and abroad. Mr. Babcock is a graduate of Yale University and received an MBA from Columbia University. He serves on the Education Leadership Council of Save the Children and is a director of the Caumsett Foundation.

C. Scott Baxter. Mr. Baxter has been a director of Kestrel Heat since April 28, 2006. Mr. Baxter is the Managing Partner for Green River Energy Partners, LLC, headquartered in New York City. Green River is a principal investing firm, which invests in public and private equity in energy and was founded in 2005. From 2002 to 2005, he was a founding partner of Baxter Bold & Company, a corporate energy M&A and private equity advisory firm. From 1999 through 2001, he was Head of Americas for the Global Energy Investment Banking Group of JPMorgan. From 1989 to 1999, Mr. Baxter worked for Salomon Smith Barney’s Global Energy Investment Banking Group where he was a Managing Director. Mr. Baxter holds a B.S. degree in Economics from Weber State University where he graduated cum laude, and received an MBA degree from the University of Chicago Graduate School of Business. From 2002 to 2005 Mr. Baxter was also an adjunct professor of finance at Columbia University’s Graduate School of Business.

Bryan H. Lawrence. Mr. Lawrence has been a director of Kestrel Heat since April 28, 2006 and as a manager of Kestrel since July, 2005. Mr. Lawrence is a founder and senior manager of Yorktown, the manager of the Yorktown group of investment partnerships, which make investments in companies engaged in the energy industry. The Yorktown partnerships were formerly affiliated with the investment firm of Dillon, Read & Co. Inc., where Mr. Lawrence had been employed since 1966, serving as a Managing Director until the merger of Dillon Read with SBC Warburg in September 1997. Mr. Lawrence also serves as a director of Crosstex Energy, Inc., Hallador Petroleum Company (each a United States publicly traded company), Winstar Resources Ltd. (a Canadian public company) and certain non-public companies in the energy industry in which Yorktown partnerships hold equity interests. Mr. Lawrence also serves as a director of Crosstex Energy GP, LLC, the general partner of Crosstex Energy, L.P. (a United States publicly traded company). Mr. Lawrence is a graduate of Hamilton College and also has an M.B.A. from Columbia University.

Sheldon B. Lubar. Mr. Lubar has been a director of Kestrel Heat since April 28, 2006 and a manager of Kestrel since July, 2005. Mr. Lubar has been Chairman of the board of Lubar & Co. Incorporated, a private investment and venture capital firm he founded, since 1977. He was Chairman of the board of Christiana Companies, Inc., a logistics and manufacturing company, from 1987 until its merger with Weatherford International in 1995. Mr. Lubar had also been Chairman of Total Logistics, Inc., a logistics and manufacturing company until its acquisition in 2005 by SuperValu Inc. He has served as a director of Grant Prideco, Inc., an energy services company, since 2000; Weatherford International, Inc., an energy services company, since 1995; Crosstex Energy, Inc. since January 2004 and Crosstex Energy GP, LLC, the General Partner of Crosstex Energy, L.P. He is also a director of several private companies. Mr. Lubar holds a bachelor’s degree in Business Administration and a Law degree from the University of Wisconsin-Madison. He was awarded an honorary Doctor of Commercial Science degree from the University of Wisconsin-Milwaukee.

William P. Nicoletti. Mr. Nicoletti has been a director of Kestrel Heat since April 28, 2006. Mr. Nicoletti was the non-executive chairman of the board of Star Gas from March 2005 until April 28, 2006. Mr. Nicoletti was a director of Star Gas from March 1999 until April 28, 2006 and was a director of Star Gas Corporation, the predecessor general partner from November 1995 until March 1999. He is Managing Director of Nicoletti & Company, Inc., a private investment banking firm. Mr. Nicoletti was formerly a senior officer and head of Energy Investment Banking for E. F. Hutton & Company, Inc., PaineWebber Incorporated and McDonald Investments, Inc. Mr. Nicoletti is a director of MarkWest Energy Partners, L.P., and SPI Petroleum, LLC. Mr. Nicoletti is a graduate of Seton Hall University and also has an M.B.A. from Columbia University.

Meetings and Compensation of Directors

During fiscal 2006, the Board of Directors of Star Gas met 15 times and the Board of Directors of Kestrel Heat met one time. All Star Gas Directors attended each meeting except one former director did not attend one meeting. Following its appointment as general partner, all Kestrel directors except Mr. Lubar attended the Board of Directors meeting.

Each non-management director, with the exception of Bryan Lawrence who has chosen not to receive any fees, receives an annual fee of $27,000 plus $1,500 for each regular meeting attended and $750 for each telephonic meeting attended. The Chairman of the Audit Committee receives an annual fee of $12,000 while other Audit Committees members receive an annual fee of $6,000. Each member of the Audit Committee receives $1,500 for every regular meeting attended and $750 for every telephonic meeting attended. The non-executive chairman of the Board receives an annual fee of $120,000.

Committees of the Board of Directors

Kestrel Heat’s Board of Directors has one standing committee, the Audit Committee. Its members are appointed by the Board of Directors for a one-year term and until their respective successors are elected.

Audit Committee

William P. Nicoletti, Henry D. Babcock and C. Scott Baxter have been appointed to serve on the Audit Committee of the general partner’s Board of Directors. Kestrel Heat’s Board of Directors has adopted an Audit Committee Charter. A copy of this charter is available on the Partnership’s website at www.Star-Gas.com or a copy may be obtained without charge by contacting Richard F. Ambury, (203) 328-7300. The Audit Committee reviews the external financial reporting of the Partnership, selects and engages the Partnership’s independent registered public accountants and approves all non-audit engagements of the independent registered public accountants. During fiscal 2006, the Audit Committee of Star Gas met three times and the Audit Committee of Kestrel Heat met four times. All members attended each meeting.

Members of the Audit Committee may not be employees of Kestrel Heat or its affiliated companies and must otherwise meet the New York Stock Exchange and SEC independence requirements for service on the Audit Committee. The Board of Directors has determined that Messrs. Nicoletti, Babcock and Baxter are independent directors in that they do not have any material relationships with the Partnership (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Partnership) and they otherwise meet the independence requirements of the NYSE and the SEC. The Partnership’s Board of Directors has also determined that at least one member of the Audit Committee, Mr. Nicoletti, meets the SEC criteria of an “audit committee financial expert.”

Reimbursement of Expenses of the General Partner

The general partner does not receive any management fee or other compensation for its management of the Partnership. The general partner is reimbursed for all expenses incurred on behalf of the Partnership, including the cost of compensation, which is properly allocable to the Partnership. The Partnership’s partnership agreement provides that the general partner shall determine the expenses that are allocable to the Partnership in any reasonable manner determined by the general partner in its sole discretion. In addition, the general partner and its affiliates may provide services to the Partnership for which a reasonable fee would be charged as determined by the general partner.

Adoption of Code of Business Conduct and Ethics

The Partnership has adopted a written Code of Business Conduct and Ethics that applies to the Partnership’s officers, directors and employees. A copy of the Code of Business Conduct and Ethics is available on the Partnership’s website at www.Star-Gas.com or a copy may be obtained without charge, by contacting Richard F. Ambury, (203) 328-7300.

Non-Management Directors

The non-management directors on the Board of Directors of the general partner are Messrs. Babcock, Baxter, Lawrence, Lubar, Nicoletti and Vermylen. The non-management directors have selected Mr. Vermylen to serve as lead director to chair executive sessions of the non-management directors. Unitholders and other interested parties who are interested in contacting the non-management directors as a group may do so by contacting Paul A. Vermylen, Jr. c/o Star Gas Partners, L.P., 2187 Atlantic Street, Stamford, CT 06902.

Officer Certification Requirements

The Partnership’s chief executive officer submitted to the NYSE the CEO certification required pursuant to Section 303A. 12(a) of the NYSE rules for the fiscal year ended September 30, 2005.

The Partnership’s annual report on Form 10-K will include as exhibits the certifications of the Partnership’s chief executive officer and chief financial officer required under Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

Security Ownership Of Certain Beneficial Owners And Management

The following table shows the beneficial ownership as of December 14, 2006 of common units and general partner units by:

(1)	Kestrel and certain beneficial owners;

(2)	each of the named executive officers and directors of Kestrel Heat;

(3)	all directors and executive officers of Kestrel Heat as a group; and

(4)	each person the Partnership knows to hold 5% or more of the Partnership’s units.

Except as indicated, the address of each person is c/o Star Gas Partners, L.P. at 2187 Atlantic Street, Stamford, Connecticut 06902-0011.

	Common Units		General Partner Units
Name	Number	Percentage	Number	Percentage
Kestrel (a)	12,803,128	16.90%	325,729	100%
Paul A. Vermylen, Jr.	—	—
Joseph P. Cavanaugh	—	—
Daniel P. Donovan	—	—
Richard F. Ambury	2,125	*
Richard G. Oakley	—	—
Henry D. Babcock	41,121	*
C. Scott Baxter	—	—
Bryan H. Lawrence	—	—
Sheldon B. Lubar	—	—
William P. Nicoletti	20,252	*

All officers and directors and Kestrel Heat, LLC as a group (10 persons)	12,866,626	16.98%	325,729	100%
MacKay Shields, LLC (b)	8,808,932	11.63%

(a)	Includes (i) 500,000 common units and 325,729 general partner units owned by Kestrel Heat, and (ii) 12,303,128 common units owned by KM2, LLC as to which Kestrel, in its capacity as sole member of Kestrel Heat and KM2, LLC may be deemed to share beneficial ownership.
(b)	According to a Schedule 13G filed with the SEC on May 8, 2006, MacKay Shields, LLC an investment adviser for various clients registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of the common units.
*	Amount represents less than 1%.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR GAS PARTNERS, L.P.

By: Kestrel Heat, LLC (General Partner)

By:	/s/ Richard Ambury
Name:	Richard Ambury
Title:	Chief Financial Officer

Date: January 8, 2007